GOLDMAN SACHS TRUST II

Supplement dated April 3, 2020 to the current Prospectuses and Summary Prospectuses (as applicable) for each series of Goldman Sachs Trust II (each, a “Fund”)

and the Statements of Additional Information (“SAIs”) for

Multi-Manager Alternatives Fund Multi-Manger Non-Core Fixed Income Fund Multi-Manager Global Equity Fund Multi-Manger Real Assets Strategy Fund	GQG Partners International Opportunities Fund Multi-Manager International Equity Fund Multi-Manager U.S. Dynamic Equity Fund, and Multi-Manager U.S. Small Cap Equity Fund

(collectively, the “Sub-Advised Funds”)

For purposes of this supplement, references to “a Fund” and “the Funds” shall refer to, and be replaced by, “the Fund,” “a Portfolio,” “the Portfolios” or “an Underlying Fund” as such defined term may be used to refer to a Fund in a Prospectus, Summary Prospectus or an SAI.

Effective immediately, each Fund’s Prospectus and Summary Prospectus is revised as follows:

The following replaces in its entirety or adds, as applicable, the “Market Risk” paragraphs under the “Summary—Principal Strategy” section of the Prospectuses and the “Principal Strategy” section of the Summary Prospectuses:

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Under the “Risks of the Funds” section of the Prospectuses, the following replaces in its entirety or adds, as applicable, the “Market Risk” row:

Market	✓

The following replaces in its entirety the “Market Risk” paragraphs under the “Risks of the Funds” and the “Risks of the Underlying Funds” sections of the Prospectuses:

Market Risk—The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

Effective immediately, each Sub-Advised Fund’s SAI is revised as follows:

All references to the “Special Note Regarding Regulatory Changes and Market Events” are deleted in their entirety and replaced with “Special Note Regarding Regulatory Changes and Other Market Events.”

The following replaces the final paragraph of the “Special Note Regarding Regulatory Changes and Other Market Events” sub-section under the “DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES” section in its entirety:

In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations. See “Special Note Regarding Operational, Cyber Security and Litigation Risks” for additional information on operational risks.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAIs for future reference.

GSTIICO19STK 04-20